UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 31, 2005

SMTC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road

Markham, Ontario, Canada L3R 4N6

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2005, certain subsidiaries of SMTC Corporation entered into a First Amending Agreement (the “US Amendment”) with Congress Financial Corporation (Central)(“Congress Central”) to the Loan Agreement dated as of June 1, 2004 by and among Congress Central, SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Wisconsin, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc. (the “US Loan Agreement”), as previously amended by the First Amending Agreement dated March 10, 2005 (the “Original US Amendment”). The US Amendment supercedes and replaces the Original US Amendment in its entirety. The US Amendment amends certain terms and conditions of the US Loan Agreement, including financial covenants related to EBITDA and conditions related to blocked accounts.

On March 31, 2005, SMTC Manufacturing Corporation of Canada entered into a First Amending Agreement (the “Canadian Amendment”) with Congress Financial Corporation (Canada)(“Congress Canada”) to the Loan Agreement dated as of June 1, 2004 by and between Congress Canada and SMTC Manufacturing Corporation of Canada (the “Canadian Loan Agreement”), as previously amended by the First Amending Agreement dated March 10, 2005 (the “Original Canadian Amendment”). The Canadian Amendment supercedes and replaces the Original Canadian Amendment in its entirety. The Canadian Amendment amends certain terms and conditions of the Canadian Loan Agreement, including financial covenants related to EBITDA and conditions related to blocked accounts.

Item 9.01. Financial Statements and Exhibits.

(c)

Exhibit Number	Description
99.1	First Amending Agreement dated as of March 31, 2005 by and among Congress Financial Corporation (Central), SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Wisconsin, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc.

99.2	First Amending Agreement dated as of March 31, 2005 by and between Congress Financial Corporation (Canada) and SMTC Manufacturing Corporation of Canada.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTC CORPORATION

Date: April 6, 2005	By:	/s/ Jane Todd
	Name:	Jane Todd
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	First Amending Agreement dated as of March 31, 2005 by and among Congress Financial Corporation (Central), SMTC Manufacturing Corporation of California, SMTC Manufacturing Corporation of Wisconsin, SMTC Manufacturing Corporation of Massachusetts and SMTC Mex Holdings, Inc.

99.2	First Amending Agreement dated as of March 31, 2005 by and between Congress Financial Corporation (Canada) and SMTC Manufacturing Corporation of Canada.